SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2017

HYPGEN, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-207383	37-1780402
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1999 Avenue of the Stars Suite 1100 Century City, CA 90067
(Address of principal executive offices)

424-253-1201
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes In Registrant’s Certifying Public Accountant

(a)	Dismissal of Bharat Parikh & Associates (“BPA”).

On September 12, 2017 (the “Dismissal Date”), the Board of Directors of HypGen, Inc. (the “Company”) determined to dismiss BPA as its independent registered public accounting firm.

The report of BPA on the audited financial statements of the Company for the fiscal years ended May 31, 2017 and May 31, 2016 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except a going concern qualification on the Company’s financial statements for the fiscal years ended May 31, 2017 and May 31, 2016.

During the Company’s two most recent fiscal years, the subsequent interim periods thereto, and through the Dismissal Date, there were no disagreements (as defined in Item 304 of Regulation S-K) with BPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BPA, would have caused it to make reference in connection with its opinion to the subject matter of the disagreement.  Further, during the Company’s two most recent fiscal years, the subsequent interim periods thereto, and through the Dismissal Date, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided BPA with a copy of this Report prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested BPA to furnish the Company with a letter addressed to the SEC, stating whether or not it agrees with the statements made above and, if not, stating the respects in which they do not agree.   A copy of such letter will be filed by amendment once it is received.

(b)	Engagement of Fruci Associates II, PLLC (“Fruci”)

On September 12, 2017 (the “Engagement Date”), the Company’s Board of Directors approved the appointment of Fruci as the Company’s independent registered public accounting firm. During the Company’s two most recent fiscal years, the subsequent interim periods thereto, and through the Engagement Date, neither the Company nor anyone on its behalf consulted Anton & Chia regarding either (1) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (2) any matter regarding the Company that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
16	Letter regarding change in certifying accountant (to be filed by amendment)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HYPGEN, INC.
Dated: September 19, 2017	By:	/s/ Dr. McCoy Moretz
Dr. McCoy Moretz Chief Executive Officer

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